SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 27, 2004

ABN AMRO MORTGAGE CORPORATION

Multi-Class Mortgage Pass-Through Certificates,
SERIES 2003-12
(Exact name of Registrant as specified in its charter)

Delaware	333-101550-12	36-3886007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 SOUTH LASALLE STREET
CHICAGO, ILLINOIS 60603
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (312) 904-2000

SECTION 8.  OTHER EVENTS

ITEM 8.01 Other Events

     This Current Report on Form 8-K relates to the distribution report furnished to certificate holders in connection with the September 2004 distribution.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	ABN AMRO Mortgage Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-12 Monthly Distribution Report for September 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP., As Servicer under the Pooling and Servicing Agreement, on behalf of ABN AMRO Mortgage Corporation,
Date: September 29, 2004	By:	/s/ Tammy Spriggs Tammy Spriggs First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	ABN AMRO Mortgage Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-12 Monthly Distribution Report for September 2004